SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                           FORM 8-K/A

                         CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)   November 19, 1996


                         Berry Petroleum Company
      (Exact name of registrant as specified in its charter)


Delaware                     1-9735                    77-0079387
(State or other           (Commission                 IRS Employer
jurisdiction of            File Number)            Identification No.
incorporation)


       28700 Hovey Hills Road,   P.O. Bin X,  Taft, CA 93268
            (Address of principal executive offices)


Registrant's telephone number, including area code (805) 769-8811


                            N/A
 (Former name or former address, if changed since last report)

Item 2.	Acquisition or Disposition of Assets.

     On November 19, 1996, Berry Petroleum Company, a Delaware corporation (the "Company"), purchased certain assets from, Tannehill Oil Company, Inc., a California corporation, Tannehill Electric Company, Inc., a California corporation, Tannehill Oil Company, a general partnership (the "Partnership"), and the general partners of the Partnership, and acquired/paid off the related ownership/security interest of Security Pacific Leasing Corporation for the aggregate consideration of $25.5 million, payable $18.6 million in cash and $6.9 million in unsecured promissory notes. In addition, the Partnership received a Warrant to purchase 100,000 shares of the Class A Common Stock of the Company. The cash consideration was paid from existing working capital of the Company.

     The assets purchased include oil producing properties, power cogeneration assets, and equipment, machinery, fixtures and other assets associated with heavy oil production activities.
The primary Tannehill oil producing properties, which are fee properties, are located between two of the Company's producing South Midway-Sunset field properties. These Tannehill properties currently produce approximately 1,300 barrels per day ("BPD") of heavy (13 degree API) crude oil from 169 wells and have estimated reserves of over seven (7) million barrels. The 18 megawatt cogeneration facility supplies approximately 5,500 BPD of steam to the oil producing properties.

Item 7.     Financial Statements and Exhibits.

     (a).     Financial Statements.  Included herein.

     (b).     Pro Forma Financial Information.  Included herein.

     (c).     Exhibits.

10.1* Purchase and Sale Agreement, dated as of November 8, 1996, by and between the Registrant and Tannehill Oil Company, Inc., a California corporation.

10.2* Purchase and Sale Agreement, dated as of November 8, 1996, by and between the Registrant and Tannehill Electric Company, Inc., a California corporation.

10.3* Purchase and Sale Agreement, dated as of November 8, 1996, by and between the Registrant and Tannehill Oil Company, a California general partnership, and Boyce Resource Development Company, a California corporation; Albert G. Boyce, Jr., as Trustee of Trust "B" Under the Will of Albert G. Boyce, Sr., Deceased; William J. Boyce; Albert Gallatin Boyce V; Mary Katharine Boyce; John T. Hinkle; Bettianne H. Bowen; Vernier Resources Corporation, a Texas corporation; James L. Hinkle; General Western, Inc., a New Mexico corporation; Delmar R.

Archibald and Joy A. Archibald, Trustees of the Delmar R.
Archibald Family Trust, dated June 22, 1982; Lisle Q. Tannehill;
John W. Tannehill; Gail Kay Tannehill, as Trustee of the Gail Kay
Tannehill Family Trust, dated April 9, 1996; and Thomas H.
Tannehill, all acting as partners of Tannehill Oil Company and individually, jointly and severally.


* Incorporated by reference to the original Form 8K filed electronically on EDGAR December 2, 1996.

                  Berry Petroleum Company

                   TANNEHILL 8K/A INDEX

Report of Coopers & Lybrand L.L.P.,                       5
Independent Accountants

Historical Summary of Gross Revenues and
Direct Operating Expenses for the Nine Months
Ended September 30, 1996                                  6

Unaudited Pro Forma Financial Information                 8

Supplemental Information About Oil & Gas
Producing Activities (Unaudited)                          9

              REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Berry Petroleum Company

     We have audited the accompanying historical summary of gross revenues and direct operating expenses of the Tannehill Properties for the nine months ended September 30, 1996. This historical summary is the responsibility of Berry Petroleum Company's management. Our responsibility is to express an opinion on the historical summary based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for the inclusion in Berry Petroleum Company's Form 8-K) and is not intended to be a complete presentation of the revenues and expenses of the Tannehill Properties. It excludes certain material expenses, described in Note 1, that were incurred in connection with the operations of the properties.

     In our opinion, the historical summary referred to in the first paragraph (prepared on the basis described in Note 1) presents fairly, in all material respects, the gross revenues and direct operating expenses of the Tannehill Properties for the nine months ended September 30, 1996 in conformity with generally accepted accounting principles.


Los Angeles, California
January 30, 1997

                  Berry Petroleum Company
                  The Tannehill Properties
              Historical Summary of Gross Revenues
                 and Direct Operating Expenses
                  for the Nine Months Ended
                     September 30, 1996
                          (000's)




Gross revenues                                           $ 5,797

Direct operating expenses (1)                              3,894
                                                         -------
Excess of revenues over direct operating expenses (2)    $ 1,903
                                                         =======

(1) Excludes depreciation, depletion and amortization.
(2) Does not include provision for income taxes.




The accompanying note is an integral part of this historical summary of gross revenues and direct operating expenses.

                           Berry Petroleum Company
                           The Tannehill Properties



Note to Historical Summary of Gross Revenues
And Direct Operating Expenses

1.   Basis of Presentation

     On November 19, 1996, Berry Petroleum Company, a Delaware corporation (the "Company"), purchased certain assets from, Tannehill Oil Company, Inc., a California corporation, Tannehill Electric Company, Inc., a California corporation, Tannehill Oil Company, a general partnership (the "Partnership"), and the general partners of the Partnership, and acquired/paid off the related ownership/security interest of Security Pacific Leasing Corporation for the aggregate consideration of $25.5 million, payable $18.6 million in cash and $6.9 million in unsecured promissory notes. In addition, the Partnership received a Warrant to purchase 100,000 shares of the Class A Common Stock of the Company. The cash consideration was paid from existing working capital of the Company.

     Historical financial statements reflecting financial position, results of operations and cash flows required by generally accepted accounting principles are not presented as such information is neither readily available nor meaningful for the Tannehill properties. Accordingly, a historical summary is presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulations S-X. The accompanying historical summary includes the gross revenues and direct operating expenses attributable to the production and sale of hydrocarbons produced from the Tannehill properties for the nine month period ended September 30, 1996. All intercompany transactions have been eliminated. Depreciation, depletion and amortization, interest expense, income tax expense, land, legal, accounting, marketing and other general and administrative expenses are excluded from the presentation.

     The preparation of the historical summary of gross revenues and direct operating expenses requires management to make estimates and assumptions that affect the reported amounts of gross revenues and direct operating expenses during the reporting period. Actual results could differ from those estimates.

                         Berry Petroleum Company
                         The Tannehill Properties


Unaudited Pro Forma Financial Information

     The following unaudited pro forma financial information sets forth on a pro forma basis the adjustments which would have been made to the Company's income statement for the nine month period ended September 30, 1996 assuming the Acquisition had occurred as of January 1, 1996 (in thousands, except per share data)

                                                         Nine Months
                                                            Ended
                                                        September 30,
                                                             1996

Net income per the Company's income
 statement as reported                                   $   12,271
Tannehill net income, unadjusted                                746

Adjustment as a result of owning rather than
 leasing the cogeneration facility and reduction
 in operations & maintenance fee charged to the
 facility due to termination of contract                      1,368
Income taxes                                                   (755)
                                                             -------
Pro forma net income                                     $    13,630
                                                             -------
Pro forma net income per share                           $       .62
                                                             -------
Weighted average number of shares of capital
 stock used to calculate earnings per share                   21,942
                                                             =======
     The Tannehill Properties are adjacent to the Company's homebase properties in the Midway-Sunset field in Kern County, California. It is anticipated that the Company will be able to reduce its operating cost per barrel due to economies of scale in the field. The Company intends to implement a capital expenditure program during 1997 of $2.4 million to further develop the reserves, improve and integrate certain production facilities, reduce operating costs per barrel and increase production over the next year which, based upon current oil prices, will have a significant positive impact on the Company's operating results beginning in 1997.

                       Berry Petroleum Company
                       The Tannehill Properties

Supplemental Information About Oil & Gas Producing Activities
(Unaudited)

     The following estimates of proved reserves, all developed and located in California, represent interests purchased by the Company from the Tannehill owners. Proved reserves represent estimated quantities of crude oil and natural gas which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are the quantities expected to be recovered through existing wells with existing equipment and operating methods. Proved undeveloped oil and gas reserves are expected to be recovered from new wells on undrilled acreage, or from existing wells for which relatively major expenditures are required for completion.

     All of the reserves of the Tannehill Properties are crude oil reserves and the estimates which follow are based on estimates prepared by independent engineering consultants as of December 31, 1996. Such estimates are subject to numerous uncertainties inherent in the estimation of quantities of proved reserves and in the projection of future rates of production and the timing of development expenditures. These estimates do not include probable or possible reserves. The applicable 1996 production and sales were added back for presentation of the December 31, 1995 and September 30, 1996 reserve estimates.

                       Berry Petroleum Company
                       The Tannehill Properties

Supplemental Information About Oil & Gas Producing Activities
(Unaudited) (cont'd)

Changes in estimated reserve quantities:

     The net interest in estimated quantities of proved developed and undeveloped reserves of crude oil and natural gas at September 30, 1996 and December 31, 1995, and changes in quantities were as follows (in thousands of barrels):

Proved developed and
 undeveloped reserves:
   December 31, 1995                                          7,900
     Less: production                                           373
                                                             ------
   September 30, 1996                                         7,527
                                                             ======
Proved developed reserves:
  December 31, 1995                                           7,900
                                                             ======
  September 30, 1996                                          7,527
                                                             ======

     Standardized measure of discounted future net cash flows from estimated production of proved oil and gas reserves (in thousands):

     The standardized measure has been prepared assuming year-end sales prices which were $18.85 per barrel, year-end costs, a ten percent annual discount rate and statutory income tax rates previously legislated adjusted for tax attributes directly associated with the Tannehill properties. The tax rate used will not necessarily be indicative of the effective tax rate of Berry Petroleum Company taken as a whole. No deduction has been made for depletion, depreciation or any direct costs such as general corporate overhead or interest expense.

Future cash inflows                                        $141,733
Future production and development costs                      32,382
Future income tax expenses                                   32,805
                                                            _______
Future net cash flows                                        76,546

10% annual discount for estimated timing
 of cash flows                                               37,814
                                                            _______
Standardized measure of discounted future
 net cash flows - September 30, 1996                       $ 38,732
                                                            =======

                       Berry Petroleum Company
                       The Tannehill Properties

Supplemental Information About Oil & Gas Producing Activities
(Unaudited) (cont'd)


Changes in standardized measure of discounted future net cash flows from proved oil and gas reserves (in thousands):

Standardized measure - December 31, 1995                 $ 35,649

Sales of oil produced, net of production costs             (2,353)
Accretion of discount                                       3,977
Net change in income taxes                                    366
Other, net                                                  1,093
                                                          -------
Standardized measure - September 30, 1996                $ 38,732
                                                          =======

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   January 30, 1997          BERRY PETROLEUM COMPANY,
                                    a Delaware corporation


                                      /s/ Ralph J. Goehring

                                       By: Ralph J. Goehring,
                                           Chief Financial Officer